PENN SERIES FUNDS, INC.

Supplement dated August 1, 2024

to the Prospectus dated May 1, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Money Market Fund

Effective August 1, 2024, Zhiwei Ren and Greg Zappin no longer serve as portfolio managers of the Money Market Fund (the “Fund”). In addition, Jennifer Ripper has joined Mark Heppenstall as a portfolio manager for the Fund.

As a result of the foregoing, effective immediately, the information in the Prospectus under the heading “Portfolio Managers” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mark Heppenstall, CFA, President and Chief Investment Officer, Portfolio Manager of PMAM, has served as portfolio manager of the Fund since June 2014.

Jennifer Ripper, Portfolio Manager of PMAM, has served as portfolio manager of the Fund since August 2024.

In addition, the fifth and sixth paragraphs under the heading “Management – Investment Adviser” in the Fund’s Prospectus are hereby replaced in their entirety by the following:

Zhiwei Ren, CFA, Managing Director, Portfolio Manager of PMAM, is co-portfolio manager for the Limited Maturity Bond, Quality Bond, Balanced, and LifeStyle Funds. Mr. Ren, with over 11 years of investment experience, also served as Managing Director and Portfolio Manager of Penn Mutual from 2011 to 2014. Prior to Penn Mutual, Mr. Ren worked for three years as a Director of Quantitative Research at Genworth Financial and two years as an Investment Managing Consultant at Aflac.

Greg Zappin, Managing Director, Portfolio Manager of PMAM, is co-portfolio manager for the Limited Maturity Bond, Quality Bond, and High Yield Bond Funds. Mr. Zappin, with over 21 years of investment experience, also served as Managing Director and Portfolio Manager of Penn Mutual from 2012 to 2014. Prior to Penn Mutual, Mr. Zappin worked for five years as a Senior Research Analyst at Logan Circle Partners.

Jennifer Ripper, Portfolio Manager of PMAM, is co-portfolio manager for the Money Market Fund. Ms. Ripper, with over 26 years of investment experience, previously served as an investment specialist for PMAM from 2014 to 2024. Prior to rejoining Penn Mutual as an investment specialist in 2024, Ms. Ripper was a senior analyst for The Kroll Bond Rating Agency. From 2005 to 2013, Jennifer worked at Penn Mutual as director and portfolio manager of structured and municipal securities.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9087  08/24

Supplement dated August 1, 2024

to the Statement of Additional Information (“SAI”) dated May 1, 2024,

as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Money Market Fund

Effective August 1, 2024, Zhiwei Ren and Greg Zappin no longer serve as portfolio managers of the Money Market Fund (the “Fund”). In addition, Jennifer Ripper has joined Mark Heppenstall as a portfolio manager for the Fund.

As a result of the foregoing, effective immediately, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information – Portfolio Managers – Penn Mutual Asset Management, LLC: Adviser to the PMAM-Managed Funds,” is hereby deleted and replaced with the following:

Messrs. Ellis, Heppenstall, Mu, Ren and Zappin did not beneficially own any shares of the Funds as of December 31, 2023. Ms. Ripper did not beneficially own any shares of the Funds as of June 30, 2024.

Additionally, the following is added to the “Other Accounts” chart in the same section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jennifer Ripper[1]	0	$0	0	$0	5	$25,755.7

[1]	The information for Ms. Ripper is provided as of June 30, 2024.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9086  08/24